                                                                   Exhibit 10.40

   Amendment No. 4 to Amended and Restated Motor Vehicle Installment Contract
                           Loan and Security Agreement



This AMENDMENT NO. 4 (this "Amendment") is made by and between THE FINANCE COMPANY, a Virginia corporation ("Borrower") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender").

                                    RECITALS

         A. Borrower and Lender are parties to an Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement dated March 31, 2001, as amended by Amendment No. 1 dated June 27, 2001, as amended by Amendment No. 2 dated November 29, 2001, as amended by Amendment No. 3 dated March 12, 2002 (as so amended, the "Agreement").

         B. Borrower and Lender desire to amend certain a provision of the Agreement pursuant to the terms set forth in this Amendment.

         In consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, Borrower and Lender agree as follows:

         1. Defined Terms. Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the same meaning given to such term(s) in the Agreement.

         2. Amendments to Agreement. Effective as of August 31, 2002, the Agreement is hereby amended as follows:

                  (a) The entire Section 14.9 "Restricted Repayment on Subordinated Indebtedness" shall be deleted in its entirety and replaced with the following:

                  "Section 14.9 Restricted Repayment on Subordinated Indebtedness Borrower and its Affiliates shall not in the aggregate repay any principal on its subordinated indebtedness; provided, however, Borrower may repay the final Two Million Dollars ($2,000,000) installment due and payable to Cigna Lincoln National in June 2002, One Hundred Seventy Five Thousand Dollars ($175,000) due and payable to Invest TFC, LLC in two installment on March 31, 2002 and June 30, 2002, Three Hundred Thousand Dollars ($300,000) due and payable on two other promissory notes on July 27, 2002 and Three Hundred Thousand Dollars ($300,000) due and payable on two other promissory notes on September 3, 2002."

         3. Incorporation of Amendment. The parties acknowledge and agree that this Amendment is incorporated into and made a part of the Agreement, the terms and provisions of which, unless expressly modified herein, or unless no longer applicable by their terms, are hereby affirmed and ratified and remain in full force and effect. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision of the Agreement, the terms and provisions of this Amendment shall control. Each reference to the

Agreement shall be a reference to the Agreement as amended by this Amendment. Nothing contained herein is intended, nor shall be construed to be a notation or an accord and satisfaction of the outstanding Note or any of Borrower's obligations to Lender.

         4. Borrower Remains Liable. Borrower hereby confirms that the Agreement and each document executed by Borrower in connection therewith continue unimpaired and in full force and effect and shall cover and secure all of Borrower's existing and future obligations to Lender. Nothing contained herein is intended, nor shall be construed, to be a notation or an accord and satisfaction of the outstanding liabilities or any of Borrower's other obligations to Lender.

         5. Headings. The paragraph headings contained in this Amendment are for convenience of reference only and shall not be considered a part of this Amendment in any respect.

         6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois. Nothing herein shall preclude Lender from bringing suit or taking other legal action in any jurisdiction.

         7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         8. Faxed Documents. In order to expedite the acceptance and execution of this Amendment, each of the parties hereto agrees that a faxed copy of any original executed document shall have the same binding effect on the party so executing the faxed document as an original handwritten executed copy thereof.

         IN WITNESS WHEREOF, the undersigned have entered into this Amendment No. 3 as of August __, 2002



                           GENERAL ELECTRIC CAPITAL CORPORATION

                           By: _________________________________

                           Title: ________________________________




                           THE FINANCE COMPANY

                           By: _________________________________

                           Title: ________________________________